Supplementry Financial Statement Information (Details) - Schedule of Financial Income - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of Financial Income [Abstarct]
Interest income			$ 161	$ 51	$ 3
Exchange rate differences, Net	$ 172	$ 56	142	672	(58)
Bank fees	10	7	(12)	(17)	(90)
Adjustment of royalty obligation		20	21	(23)
Total	$ 3,879	$ 159	$ 312	$ 683	$ (145)